Aston Funds

ASTON/River Road Independent Value Fund

Class N Shares and Class I Shares

Supplement dated December 2, 2011

to the Class N Prospectus dated December 28, 2010 and Summary Prospectus dated April 6, 2011,

and the Class I Prospectus dated May 27, 2011 and Summary Prospectus dated June 1, 2011

IMPORTANT NOTICE

This supplement replaces the supplement dated November 18, 2011 and provides new and additional information beyond that contained in each Prospectus and Summary Prospectus and should be retained and read in conjunction with each Prospectus and Summary Prospectus. Keep it for future reference.

Effective immediately after net asset valuation on Wednesday, December 7, 2011, the ASTON/River Road Independent Value Fund (the “Fund”) will not accept additional investments until further notice, with the following exceptions:

—	Existing shareholders of the Fund may add to their accounts, including through reinvestment of dividends and distributions.

—

Financial advisors and/or financial consultants who currently have clients invested in the Fund may open new accounts for current or new clients and add to such accounts where the Fund determines that such investments will not harm its investment process and where operationally feasible.

—	Participants in retirement plans which utilize the Fund as an investment option on December 7, 2011 may designate the Fund where operationally feasible.

—	Trustees of Aston Funds, employees of Aston Asset Management, LP and River Road Asset Management, LLC and their family members may open new accounts and add to such accounts.

The Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and to reject any investment for any reason.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

SUP IV 1211